UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2015
Date of Report (Date of earliest event reported)

PICO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
(Address of principal executive offices) (Zip code)

Registrant's Telephone Number, Including Area Code: (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The disclosures set forth below under Item 2.01 are hereby incorporated by reference in this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

The disclosures set forth below under Item 2.01 are hereby incorporated by reference in this Item 1.02.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 13, 2015, PICO Northstar Hallock, LLC (the “Company”), an 87.7% owned subsidiary of PICO Holdings, Inc. (“PICO”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with CHS Hallock, LLC (“CHS Hallock”), a wholly owned subsidiary of CHS Inc. (“CHS”), pursuant to which CHS agreed to purchase substantially all of the assets used in the Company’s agribusiness segment. On July 31, 2015, the Company closed the sale pursuant to the terms of the Purchase Agreement. The Purchase Agreement was previously disclosed by PICO in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 17, 2015 (the “Prior 8-K”). The foregoing description of the terms of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which was attached as Exhibit 2.1 to the Prior 8-K and is incorporated herein by reference.

The selling price was determined primarily as an amount equal to $127 million less an estimated $22 million working capital balance adjustment. The final sale price is subject to change upon final calculation of the working capital balance to be determined within 90 days from the date the sale closed. If the final working capital balance is less than the estimated working capital balance, the Company will pay CHS for the shortfall, however the Company will receive additional proceeds if the final working capital balance is greater than the estimated working capital balance. After repayment of $80.9 million of outstanding debt and $5.9 million in selling and other related costs of the sale, the Company received net proceeds of $18.4 million on the date of close.

From these net proceeds, the Company was required to deposit $10.2 million in two separate escrow accounts to secure certain obligations under the Purchase Agreement. The first escrow account required $6 million to secure general indemnification obligations and for refund of any difference in the final working capital balance. Any balance remaining after payment of indemnification claims will be released 18 months from the closing date of the sale. The second escrow account required $4.2 million related to proposed amendments to two environmental permits for plant operations that are in process, but were not received prior to the closing date of the sale. The first matter relates to waste water issues at the plant and required a deposit of $1.8 million and the second matter relates to plant air quality issues that required a $2.4 million deposit. In the event that one or both permit amendments are not approved by the relevant regulatory authorities, the deposit in the operations escrow for any such non-approved amendment will be paid to CHS in satisfaction of the matter. Conversely, if one or both of the amendments are approved, the entire deposit will be released to the Company.

On July 31, 2015, PICO issued a press release announcing the closing of the sale. A copy of the press release is attached to this report as Exhibit 99.2.

As part of the closing of the sale, PICO entered into a Guarantee with CHS Hallock whereby PICO guaranteed up to $8 million for any indemnification claims in excess of $6 million of the purchase price that was deposited in escrow to secure the Company’s general indemnification obligations under the Purchase Agreement (the “Guaranty”). The foregoing description of the terms of the Guaranty is qualified in its entirety by reference to the Guaranty, a copy of which is attached to this report as Exhibit 99.3 and is incorporated herein by reference.

As part of the closing of the sale, PICO also entered into a Restrictive Covenant Agreement with CHS Hallock which restricts the Company's and PICO's activities in the processing of canola seeds and refining of canola oils for three years (the “Restrictive Agreement”). The foregoing description of the terms of the Restrictive Agreement qualified in its entirety by reference to the Guaranty, a copy of which is attached to this report as Exhibit 99.4 and is incorporated herein by reference.

As part of the closing of the sale, the Company repaid $80.9 million of outstanding debt, which was borrowed under a Credit Agreement, dated as of June 13, 2011, as amended, among the Company, PICO Northstar, LLC, the lenders from time to time party thereto and ING Capital LLC (the “Credit Agreement”), that included a senior secured, multi-draw term loan used to fund the purchase and construction of the agribusiness operational assets and a senior secured working capital loan used to fund the Company's working capital needs. After giving effect to the repayment, the Company was released from all liabilities and obligations under the Credit Agreement and the Credit Agreement was terminated.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with the final sales price and the Company's proceeds from the sale of the Purchased Assets. Risks are described more fully in PICO's filings with the Securities and Exchange Commission, including without limitation PICO’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. PICO undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

The required unaudited pro forma condensed consolidated financial information is included as Exhibit 99.1 hereto and incorporated herein by reference.

(d)    Exhibits

Exhibit Number	Description
99.1	Pro Forma Consolidated Financial Information (Unaudited).
99.2	Press Release dated July 31, 2015.
99.3	Guaranty, dated July 31, 2015, between PICO Holdings, Inc. and CHS Hallock, LLC.
99.4	Restrictive Covenant Agreement, dated July 31, 2015, between CHS Hallock, LLC and PICO Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2015

PICO HOLDINGS, INC.

By:	/s/ Maxim C.W. Webb
Name:	Maxim C. W. Webb
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Pro Forma Consolidated Financial Information (Unaudited).
99.2	Press Release dated July 31, 2015.
99.3	Guaranty, dated July 31, 2015, between PICO Holdings, Inc. and CHS Hallock, LLC.
99.4	Restrictive Covenant Agreement, dated July 31, 2015, between CHS Hallock, LLC and PICO Holdings, Inc.